SMH Representation Trust

SMHRX

SUMMARY PROSPECTUS

NOVEMBER 1, 2010

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at:

www.smhca.com/profiles/investor/fullpage.asp?BzID=1930&ID=11877 .

You can also get this information at no cost by calling 1-866-447-4228, emailing SMHCAoffice@smhca.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY-SMH REPRESENTATION TRUST

Investment Objective: The Fund seeks to provide a high level of current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fee (Wire Transfer Fee)

$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

0.55%

Distribution and/or Service (12b-1) Fees

0.00%

Other Expenses

0.95%

Acquired Fund Fees and Expenses1

0.01%

Total Annual Fund Operating Expenses

    1.51%

Fee Waivers and Expense Reimbursement2

-1.50%

Total Annual Fund Operating Expenses

     After Fee Waivers and Expense Reimbursement

0.01%

1 The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2The Advisor has contractually agreed to waive all fees and/or reimburse all ordinary expenses of the Fund through October 31, 2013 and intends to continue to waive fees and reimburse expenses as long as the Fund is used exclusively for “wrap account” programs.  The expense limitation agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR
1	$1
3	$3
5	$365
10	$1,386

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2010 was 6.66%.

Principal Investment Strategies

The Fund invests in a non-diversified group of low-quality, high yield U.S. corporate bonds, convertible securities and asset-backed securities.  The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds).  The Fund may also invest in corporate issues that have defaulted.  Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume.  While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.  The Fund seeks capital appreciation from selling securities above the purchase price.  Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, the Advisor conducts fundamental credit research on each issuer.  Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

• Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.
• Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders.
• Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

•

Asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).

• Collateralized Mortgage Obligations (CMOs). CMOs are a specific type of asset backed securities that are collateralized by mortgages or mortgage pass-through securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Asset-Backed Security Risk.  When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk may be substantial for the Fund (the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return).

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk.  The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk.  Overall stock or bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

U.S. Agency Securities Risk. The Fund may invest in Securities issued by the U.S. government or its agencies or instrumentalities. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance: Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 866-447-4228.

Advisor: SMH Capital Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Jeffrey Cummer and Dwayne Moyers serve as the Fund’s Portfolio Managers.  They have served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  To invest in the Fund, you must be a participant in a “wrap account” program sponsored by the Advisor, its affiliates, or a broker dealer that has an agreement with the Advisor. The minimum initial investment in the Fund is $10,000. The minimum subsequent investment in the Fund is $1,000.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.